EXHIBIT 99.1

Longevity Biomedical, Inc. and FutureTech II Acquisition Corp. Announce Business Combination to Create Nasdaq-Listed Biopharmaceutical Company Focused on Advancing New Technologies to Promote Human Health and Longevity

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Longevity Biomedical, Inc. is focused on developing and acquiring new technologies spanning therapeutics, health monitoring and digital health solutions to become a leading provider of longevity-related products and services designed to increase the health span for the rapidly growing global aging population.

-	Late-stage, diversified pipeline of therapeutic candidates across ophthalmology, cardiovascular disease and soft tissue reconstruction and repair.
-	Near-term clinical milestones include Phase 3 start for LBI-201 for Ischemic stroke, Phase 2 data for LBI-101 for soft-tissue reconstruction, and Phase 2 start for LBI-001 in retinal vein occlusion.
-	Seasoned management team of medtech and biopharmaceutical veterans with track record of acquiring, developing, and commercializing novel technologies.
-	Post-combination company to list on Nasdaq under ticker symbol “LBIO.”
-	Business combination expected to close in Q4 2024.

New York – September 20, 2024 – Longevity Biomedical, Inc. (“Longevity” or “Longevity Biomedical”), a biopharmaceutical company focused on advancing new technologies across therapeutics, health monitoring, and digital health solutions to increase human health span, and FutureTech II Acquisition Corp. (“FutureTech”) (NASDAQ: FTII), a publicly traded special purpose acquisition company (“SPAC”), announced today that they have entered into a definitive business combination agreement (the “BCA”) on September 16, 2024. Upon the closing of the transaction pursuant to the BCA, the combined company (the “Combined Company”) will operate as Longevity Biomedical, Inc. and is expected to list on Nasdaq under the ticker symbol “LBIO.”

Despite the rapid pace of the global population aging, Longevity Biomedical believes the current market for longevity-related products and services is fragmented and that, particularly as it relates to low- and middle-income countries, it is difficult for healthcare consumers to find and purchase the products, technologies and services to address their individual aging needs. To address this unmet need, Longevity Biomedical aims to become a consolidator and leading provider of advanced therapeutic, health monitoring and digital health technologies designed to restore tissue form and function and increase health span for the rapidly growing aging population. To achieve this goal, Longevity intends to build on its existing platform of diversified, late-stage technologies by leveraging its seasoned executive team to continue acquiring first-in-class technologies, products and services that address the growing market of age-related diseases and conditions. Longevity has established an existing pipeline of late-stage, diversified therapeutic candidates addressing cardiovascular disease, ophthalmology and soft tissue reconstruction and repair through the proposed acquisitions of the following technologies:

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LBI-201 is a non-invasive ultrasonic device being investigated for treatment of ischemic stroke, the second leading cause of death worldwide. It is designed for rapid, convenient delivery of transcranial ultrasound in combination with conventional thrombolytic drug therapy to increase restoration of blood flow in stroke patients with large vessel occlusions that do not have immediate access to thrombectomy facilities and services. Previous clinical studies have demonstrated a nearly two-fold increase in complete vessel recanalization compared to thrombolytic drug therapy alone.

-	LBI-001 combines intravenous administration of microspheres with non-invasive ultrasound as a potential treatment of retinal vein occlusion, one of the most common causes of retinal blindness worldwide. LBI-001 Phase 1 clinical results provided favorable safety data and demonstrated improvements in key visual measurements.

-	LBI-101 is an off-the-shelf allogenic tissue biomaterial that has completed enrollment in a Phase 2 clinical study for permanent reconstruction of soft tissue affected by aging, traumatic injuries, and surgical procedures. The injectable application is designed to stimulate tissue repair and regeneration. Clinical studies of LBI-101 have demonstrated initial safety, biocompatibility, and new tissue formation without scarring typically associated with injections.

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In addition to these clinical stage technologies, Longevity will have, upon the closing of the transactions contemplated by the C&E Agreements {described below}, a pipeline of preclinical stage indications across its initial therapeutic areas of focus. Longevity also plans to seek to acquire additional cutting-edge health technologies in the areas of health monitoring and digital health solutions.

“Longevity Biomedical is dedicated to advancing science-driven solutions to improve human health. This business combination will provide the platform to advance cutting-edge technologies spanning multiple areas of unmet medical need for the aging population,” said Bradford A. Zakes, Chief Executive Officer of Longevity Biomedical. “The proceeds from this transaction will allow Longevity to reach significant clinical development milestones for our leading technologies that have demonstrated successful results in clinical studies. In addition, Longevity will retain an opportunistic, visionary approach to future health advancements in the areas of health monitoring and digital health solutions.”

“Longevity is known for developing therapeutic solutions and digital health technologies that are focused on addressing unmet medical needs particularly focused on the aging population,” said Mr. Ray Chen, Chief Executive Officer of FutureTech. “FutureTech is excited to partner with Longevity’s experienced leadership team to accelerate its clinical development pipeline to expand its impact in the healthcare industry.”

Transaction Overview

The estimated cash proceeds available to the Combined Company from the transaction consists of FutureTech’s $26.8 million of cash held in trust. The proceeds will be used to achieve key development milestones related to Longevity’s clinical stage assets.

The Combined Company may seek a pre-transaction PIPE that is expected to close concurrently with the closing of the transaction.

Longevity has entered into Contribution and Exchange Agreements (collectively and as amended, the “C&E Agreements”) with each of Cerevast Medical, Inc., a Delaware corporation, and Aegeria Soft Tissue, LLC, a Delaware limited liability company (collectively, the “Targets”), pursuant to which, immediately prior to the closing of the proposed transaction between Longevity and FutureTech under the BCA, Longevity will acquire all of the issued and outstanding equity securities of each of the Targets from the current equity holders in exchange for shares of common stock of Longevity. The Targets are developing the therapeutic candidates across ophthalmology, cardiovascular disease and soft tissue reconstruction and repair as described above. As a result of the transactions contemplated by the C&E Agreements, each of the Targets will be a wholly-owned, indirect subsidiary of the Combined Company upon the closing of the transactions contemplated by the BCA.

The existing stockholder of Longevity and the board of directors of each of FutureTech and Longevity unanimously approved the transaction, which is expected to close in Q4 2024. The transaction will require the approval of the stockholders of FutureTech and Longevity and is subject to other customary closing conditions including the receipt of certain SEC regulatory approvals.

Additional information about the proposed transaction, including a copy of the BCA, will be provided in a Current Report on Form 8-K to be filed by FutureTech with the SEC and available at www.sec.gov.

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Advisors

Moses & Singer LLP is acting as legal advisor to FutureTech. Nelson Mullins Riley & Scarborough LLP is acting as legal advisor to Longevity.

About Longevity

Longevity Biomedical is a biopharmaceutical company focused on advancing technologies across therapeutics, health monitoring and digital health solutions to restore tissue form and function in order to increase and improve health span. Longevity’s mission is to become a consolidator and a leading provider of products and services designed to help people live longer, healthier lives. Longevity is acquiring a differentiated therapeutic pipeline of late-stage clinical technologies across ophthalmology, cardiovascular disease and soft tissue reconstruction and repair. Building on this platform, Longevity intends to acquire and/or partner with other health technology companies to become a leading provider of products and services designed to increase and improve health span amongst the rapidly growing aging patient population. Longevity is led by a team of industry experts and scientific advisors with significant experience acquiring, developing and commercializing cutting-edge health technologies. Longevity is headquartered in Bothell, Washington.

About FutureTech

FutureTech Capital Acquisition Corp. is a blank check company incorporated as a Delaware corporation for the purpose of effecting a business combination, share exchange, asset acquisition, share purchase, reorganization, or similar business combination with one or more businesses or entities.

Additional Information and Where to Find It

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the U.S. Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the U.S. Securities Exchange Act of 1934 (“Exchange Act”) that are based on beliefs and assumptions and on information currently available to FutureTech and Longevity. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing,” “target,” “seek” or the negative or plural of these words, or other similar expressions that are predictions or indicate future events or prospects, although not all forward-looking statements contain these words. Any statements that refer to expectations, projections or other characterizations of future events or circumstances, including projections of market opportunity and market share, the capability of Longevity’s business plans and the Combined Company’s business plans including their plans to expand, the sources and uses of cash from the proposed transaction, the anticipated enterprise value of the Combined Company following the consummation of the proposed transaction, any benefits of Longevity’s partnerships, strategies or plans as they relate to the proposed transaction, anticipated benefits of the proposed transaction and expectations related to the terms and timing of the proposed transaction are also forward-looking statements. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from those expressed or implied by these forward-looking statements. Although each of FutureTech and Longevity believes that it has a reasonable basis for each forward-looking statement contained in this communication, each of FutureTech and Longevity caution you that these statements are based on a combination of facts and factors currently known and projections of the future, which are inherently uncertain. In addition, there will be risks and uncertainties described in the proxy statement/prospectus included in the registration statement on Form S-4 relating to the proposed transaction, which is expected to be filed by FutureTech with the SEC, and described in other documents filed by FutureTech or Longevity from time to time with the SEC. These filings may identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Neither FutureTech nor Longevity can assure you that the forward-looking statements in this communication will prove to be accurate. These forward-looking statements are subject to a number of risks and uncertainties, including, among others, the ability to complete the business combination due to the failure to obtain approval from FutureTech’s stockholders or satisfy other closing conditions in the BCA, the occurrence of any event that could give rise to the termination of the BCA, the ability to recognize the anticipated benefits of the business combination, the amount of redemption requests made by FutureTech’s public stockholders, costs related to the transaction, the risk that the transaction disrupts current plans and operations as a result of the announcement and consummation of the transaction, the outcome of any potential litigation, government or regulatory proceedings and other risks and uncertainties, including those to be included under the heading “Risk Factors” in the final prospectus for FutureTech’s initial public offering filed with the SEC on February 14, 2022 and in its subsequent quarterly reports on Form 10-Q and other filings with the SEC. There may be additional risks that neither FutureTech nor Longevity currently know or that FutureTech and Longevity currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by FutureTech, Longevity, their respective directors, officers or employees or any other person that FutureTech and Longevity will achieve their objectives and plans in any specified time frame, or at all. The forward-looking statements in this press release represent the views of FutureTech and Longevity as of the date of this communication. Subsequent events and developments may cause those views to change. However, while FutureTech and Longevity may update these forward-looking statements in the future, there is no current intention to do so, except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing the views of FutureTech or Longevity as of any date subsequent to the date of this communication.

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No Offer or Solicitation

This press release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and does not constitute an offer to sell or a solicitation of an offer to buy any securities of FutureTech or Longevity, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Important Additional Information Regarding the Transaction Will Be Filed With the SEC

In connection with the proposed business combination, a registration statement on Form S-4 is expected to be filed with the SEC containing a preliminary proxy statement and a preliminary prospectus, and after the registration statement is declared effective, FutureTech will mail a definitive proxy statement/prospectus relating to the proposed business combination to its stockholders and Longevity’s stockholders. This press release does not contain all the information that should be considered concerning the proposed business combination and is not intended to form the basis of any investment decision or any other decision in respect of the business combination. FutureTech’s stockholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus and the amendments thereto and the definitive proxy statement/prospectus and other documents filed in connection with the proposed business combination, as these materials will contain important information about Longevity, FutureTech and the proposed business combination. When available, the definitive proxy statement/prospectus and other relevant materials for the proposed business combination will be mailed to stockholders of FutureTech as of a record date to be established for voting on the proposed business combination. Such stockholders will also be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to FutureTech II Acquisition Corp., 128 Gail Drive, New Rochelle, New York 10085, telephone number (914) 316-4805, Attention: Ray Chen, President and Chief Executive Officer.

Participants in the Solicitation

FutureTech and Longevity and their respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of FutureTech’s stockholders in connection with the proposed transaction. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of FutureTech’s stockholders in connection with the proposed business combination will be set forth in a registration statement on Form S-4, including a proxy statement/prospectus, when it is filed with the SEC.

Investors and security holders may obtain more detailed information regarding the names and interests in the proposed transaction of FutureTech’s directors and officers in FutureTech’s filings with the SEC and such information will also be in the registration statement to be filed with the SEC, which will include the proxy statement/prospectus of FutureTech for the proposed transaction.

For investor and media inquiries, please contact:

Investor Relations

Ying Shan

FutureTech Capital LLC

yingshan@futuretechcapitalllc.com

Media Relations

Rathbun Communications

Julie Rathbun

julie@rathbuncomm.com

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